UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 8, 2020

MEDICAL PROPERTIES TRUST, INC.
MPT OPERATING PARTNERSHIP, L.P.
(Exact Name of Registrant as Specified in Charter)

Maryland Delaware	001-32559 333-177186	20-0191742 20-0242069
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Urban Center Drive, Suite 501
Birmingham, AL	35242
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (205)
969-3755
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share, of Medical Properties Trust, Inc.	MPW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR §
240.12b-2).

Medical Properties Trust, Inc.	Emerging growth company ☐
MPT Operating Partnership, L.P.	Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Medical Properties Trust, Inc.	☐

MPT Operating Partnership, L.P.	☐

This Current Report on Form
8-K
is filed by Medical Properties Trust, Inc., a Maryland corporation (the “Company”), and MPT Operating Partnership, L.P., a Delaware limited partnership through which the Company conducts substantially all of its operations (the “Operating Partnership”). Through one of its wholly-owned subsidiaries, the Company serves as the sole general partner of the Operating Partnership. Unless otherwise indicated or unless the context requires otherwise, references to “we” and “our” refer to the Company, the Operating Partnership and any other subsidiaries thereof.
Item 1.01.	Entry into a Material Definitive Agreement.

The disclosure contained in “Item 2.01. Completion of Acquisition or Disposition of Assets” of this Current Report on Form
8-K
is incorporated into this Item 1.01 by reference.
Item 2.01.	Completion of Acquisition or Disposition of Assets.

On January 8, 2020, an affiliate of the Company and the Operating Partnership completed the previously announced acquisition of a portfolio of 30 acute care hospitals located throughout the United Kingdom operated by BMI Healthcare Ltd. (“BMI”) and owned by an affiliate of BMI, for approximately £1.5 billion, or $2.0 billion (the “BMI Acquisition”). In a related transaction, affiliates of Circle Health Ltd. (“Circle”) completed the acquisition of BMI and assumed operations of its 52 facilities in the United Kingdom. Circle has been one of the Company’s tenants since 2014.
The table below sets forth certain details with respect to the hospitals in the BMI portfolio:

Hospital	City	Form of Investment	Hospital Type	Licensed Beds
London Independent	London	Fee simple	Acute	73
Blackheath	London	Fee simple	Acute	68
Alexandra	Cheadle	Fee simple	Acute	171
Ross Hall	Glasgow	Fee simple	Acute	101
Highfield	Rochdale	Fee simple	Acute	47
Beaumont	Bolton	Fee simple	Acute	34
Droitwich	Droitwich Spa	Long leasehold	Acute	56
Priory	Edgbaston	Fee simple and long leasehold	Acute	118
Hampshire Clinic	Basingstoke	Fee simple	Acute	65
Sarum Road	Winchester	Fee simple	Acute	48
Albyn	Aberdeen	Fee simple	Acute	28
Winterbourne	Dorchester	Long leasehold	Acute	38
Hendon	London	Fee simple	Acute	30
Goring Hall	Worthing	Fee simple	Acute	37
Werndale	Carmarthen	Fee simple	Acute	27
Bath Clinic	Bath	Fee simple	Acute	67
Ridgeway	Swindon	Fee simple	Acute	50
Beardwood	Blackburn	Fee simple	Acute	18
Thornbury	Sheffield	Fee simple	Acute	77
Park	Arnold	Fee simple	Acute	85
Clementine Churchill	Harrow	Fee simple	Acute	141
Mount Alvernia	Guildford	Fee simple	Acute	76
Chaucer	Canterbury	Fee simple	Acute	55
Chelsfield Park	Orpington	Fee simple	Acute	36
Shirley Oaks	Croydon	Fee simple	Acute	42
Sloane	Beckenham	Fee simple	Acute	32
Princess Margaret	Windsor	Fee simple	Acute	78
Chiltern	Great Missenden	Fee simple	Acute	66
Saxon Clinic	Milton Keynes	Fee simple	Acute	37
Manor	Biddenham	Fee simple	Acute	23
Total Licensed Beds				1,824

At closing, we leased back the hospitals to affiliates of Circle under 30 cross-defaulted leases guaranteed by Circle. The leases will each have an initial fixed term to 2050, with two five-year extension options and annual rent escalators linked to U.K. consumer price inflation. The foregoing description of the Circle leases is only a summary of certain provisions of the leases and is qualified in its entirety by the terms of the actual leases, a copy of the form of which will be filed as an exhibit to the combined Quarterly Report on Form
10-Q
for the quarter ended March 31, 2020 of the Company and the Operating Partnership.
The BMI Acquisition was documented pursuant to the terms of a share purchase agreement, dated December 23, 2019, between GHG Holdco 3 Limited, an affiliate of BMI and indirect owner of the properties, as seller, and Medical Properties Trust Limited, our affiliate, as purchaser. Five non-core
properties acquired in the transaction, which are not included in the portfolio of properties listed above and have an aggregate purchase price of less than £10.0 million, or $13,000,000, are expected to be sold to third parties during the first quarter of 2020.
We financed the BMI Acquisition with cash on hand, including proceeds from recent U.S. dollar equity and sterling-denominated bond offerings and borrowings under an unsecured sterling-denominated term loan facility entered into by the Operating Partnership and other affiliates on January 6, 2020. The term loan facility matures in January 2025 and bears interest at a rate per annum equal to LIBOR plus the applicable margin. The applicable margin for the term loan is adjustable based on a pricing grid from 0.85% to 1.65% dependent on the Company’s current credit rating.
Item 7.01.	Regulation FD Disclosure.

On January 8, 2020, the Company issued a press release announcing the BMI Acquisition described in Item 2.01 of this Current Report on Form
8-K.
A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.
The information contained in this Item 7.01 and exhibits thereto is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise. The information in this Item 7.01, including the exhibit thereto, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.
Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release dated January 8, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Exchange Act, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

MEDICAL PROPERTIES TRUST, INC.

By:	/s/ R. Steven Hamner
Name:	R. Steven Hamner
Title:	Executive Vice President and Chief Financial Officer
MPT OPERATING PARTNERSHIP, L.P.

By:	/s/ R. Steven Hamner
Name:	R. Steven Hamner
Title:	Executive Vice President and Chief Financial Officer of the sole member of the general partner of MPT Operating Partnership, L.P.

Date: January 14, 2020